UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8‑K/A
(Amendment No. 1)

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: June 19, 2019
(Date of earliest event reported)

Invitae Corporation (Exact name of the registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of	(Commission	(I.R.S. employer
incorporation or organization)	File Number)	identification number)
1400 16th Street, San Francisco, California 94103
(Address of principal executive offices, including zip

(415) 374-7782	N/A
(Registrant’s telephone number, including area code)	(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	NVTA	New York Stock Exchange

On June 24, 2019, Invitae Corporation (“Invitae”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “Commission”) to report the completion of its previously announced acquisition of Singular Bio, Inc. (“Singular Bio”) in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of June 17, 2019 (the “Merger Agreement”), among Invitae, Santa Barbara Merger Sub, Inc., a wholly owned subsidiary of Invitae, Singular Bio and Fortis Advisors LLC (as representative of Singular Bio’s stockholders), pursuant to which Merger Sub merged with and into Singular Bio, with Singular Bio surviving as a wholly owned subsidiary of Invitae.

This Amendment No. 1 to Current Report on Form 8-K/A amends the Original Form 8-K to include the financial statements and pro forma financial information required under Items 9.01 (a) and 9.01 (b), which were excluded from the Original Form 8-K in reliance on the instructions to such items. An unaudited pro forma condensed consolidated balance sheet has not been presented since the transaction was reflected in Invitae's balance sheet at June 30, 2019 included in its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 6, 2019.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Singular Bio as of and for the years ended December 31, 2018, 2017, and 2016, together with the notes thereto and the auditors' report thereon are attached hereto as Exhibit 99.1.

The unaudited condensed interim financial statements of Singular Bio as of March 31, 2019 and for the three months ended March 31, 2019 and 2018, including the notes related thereto, are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statements of operations data of the Company for the year ended December 31, 2018 and six months ended June 30, 2019 that give effect to the acquisition of Singular Bio are attached hereto as Exhibit 99.3.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditors
99.1	Audited financial statements of Singular Bio, Inc., as of and for the years ended December 31, 2018, 2017 and 2016
99.2	Unaudited interim condensed financial statements of Singular Bio, Inc. as of March 31, 2019 and for the three months ended March 31, 2019 and 2018
99.3	Unaudited pro forma condensed combined statements of operations of the Company and Singular Bio for the year ended December 31, 2018 and the six months ended June 30, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 28, 2019

INVITAE CORPORATION

By:	/s/ Shelly D. Guyer
Name:	Shelly D. Guyer
Title:	Chief Financial Officer